As filed with the Securities and Exchange
                         Commission on April 8, 2003

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/       Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Soliciting Material Pursuant to Rule 14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials


                         MERCURY GLOBAL HOLDINGS, INC.
- -----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- -----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

- -----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- -----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

- -----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- -----------------------------------------------------------------------------

(5) Total fee paid:

- -----------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

- -----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- -----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- -----------------------------------------------------------------------------

(3) Filing Party:

- -----------------------------------------------------------------------------

(4) Date Filed:

- -----------------------------------------------------------------------------

                         Mercury Global Holdings, Inc.
                            800 Scudders Mill Road
                             Plainsboro, NJ 08536

April 4, 2003


Re:  Mercury Global Holdings, Inc.

Dear Shareholder:

As a shareholder of Mercury Global Holdings, you are being asked to vote on the proposed reorganization of the fund. Because your vote is very important, we would like to take this opportunity to explain the proposed change and how it will affect your investment.

What is the proposed reorganization?

The Board of Directors of Mercury Global Holdings has approved a proposal under which Mercury Global Holdings would be acquired by Merrill Lynch Global Growth Fund, Inc. If the shareholders of Mercury Global Holdings approve this reorganization, Merrill Lynch Global Growth Fund will acquire the assets and assume the liabilities of Mercury Global Holdings. This simply means that you will become a shareholder of Merrill Lynch Global Growth Fund. Upon the reorganization you will receive shares of Merrill Lynch Global Growth Fund having the same aggregate net asset value as the shares you hold in Mercury Global Holdings.

Why is the reorganization being proposed?

The Board of Mercury Global Holdings has determined that the shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Mercury Global Holdings shareholders will be invested in a substantially larger diversified open-end fund, providing a lower operating expense ratio due to expected economies of scale. The projected annualized operating expense ratio of the combined fund, assuming the reorganization had taken place on January 31, 2003, is estimated to be 0.21% lower than the annual fund operating expense ratio of Mercury Global Holdings.

How will this affect the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Mercury Global Holdings will receive shares of Merrill Lynch Global Growth Fund that will be of the equivalent class and have the same distribution fees, account maintenance fees and sales charges, including any contingent deferred sales charges as the Mercury Global Holdings shares held immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Global Growth Fund to be issued to the shareholders of Mercury Global Holdings will equal the net asset value of the outstanding shares of Mercury Global Holdings immediately prior to the reorganization.

Why is your vote important?

     Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the May 16th shareholder meeting!


How do you vote?

There are several options available to vote your shares:

o By Phone: Our automated number 1-800-454-8683 is available for your vote. Please have your proxy card available.

o By Internet: Access the website at www.proxyvote.com and enter the 12-digit control number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003.

o By Mail: Return your executed proxy in the enclosed postage paid envelope.


For more information regarding the meeting agenda, please call Georgeson Shareholder toll free at 1-866-832-9435. Representatives are available to take your calls Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time, or contact your Financial Advisor.

                         Mercury Global Holdings, Inc.
                            800 Scudders Mill Road
                             Plainsboro, NJ 08536

April 4, 2003


Re:  Mercury Global Holdings, Inc.


Dear Benefit Plan Sponsor:

As a sponsor of a benefit plan with shares of Mercury Global Holdings held in your participants' accounts, your Named Investment Fiduciary is being asked to vote on the proposed reorganization of the fund. Your plan's Named Investment Fiduciary is responsible for selecting, monitoring and managing the investment options offered in your plan. Since the vote of your Named Investment Fiduciary is an important fiduciary act of plan asset management, we would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Directors of Mercury Global Holdings has approved a proposal under which Mercury Global Holdings would be acquired by Merrill Lynch Global Growth Fund, Inc.. If the shareholders of Mercury Global Holdings approve this reorganization, Merrill Lynch Global Growth Fund will acquire the assets and assume the liabilities of Mercury Global Holdings. This simply means that your account will become invested in shares of Merrill Lynch Global Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Global Growth Fund having the same aggregate net asset value as the shares you hold in Mercury Global Holdings.

Why is the reorganization being proposed?

The Board of Mercury Global Holdings has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Mercury Global Holdings shareholders will be invested in a substantially larger diversified open-end fund, providing a lower operating expense ratio due to expected economies of scale. The projected annualized operating expense ratio of the combined fund, assuming the reorganization had taken place on January 31, 2003, is estimated to be 0.21% lower than the annual operating expense ratio of Mercury Global Holdings.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Mercury Global Holdings will receive shares of Merrill Lynch Global Growth Fund that will be of the equivalent class and the same distribution fees and account maintenance fees will apply to the shares of Merrill Lynch Global Growth Fund received in the reorganization as applied to the shares of Mercury Global Holdings held immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Global Growth Fund to be issued to the shareholders of Mercury Global Holdings will equal the net asset value of the outstanding shares of Mercury Global Holdings immediately prior to the reorganization.

Why is your vote important?

     Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the May 16th shareholder meeting!


How do you vote?

There are several options available to vote your shares:

o By Phone: Call toll free at 1-800-454-8683. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003. Have your proxy card available.

o By Internet: Access the website at www.proxyvote.com and enter the 12-digit control number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003.

o By Mail: Return your executed proxy in the enclosed postage paid envelope.

For more information please call 1-866-832-9435 or contact your account representative.


PS

                         Mercury Global Holdings, Inc.
                            800 Scudders Mill Road
                             Plainsboro, NJ 08536

April 4, 2003


Re:  Mercury Global Holdings, Inc.


Dear Benefit Plan Participant:

As a benefit plan participant with shares of Mercury Global Holdings held in your employee benefit plan account, you are being asked to vote on the proposed reorganization of the fund. Because your vote is very important, we would like to take this opportunity to explain the proposed change and how you may be impacted.


What is the proposed reorganization?

The Board of Directors of Mercury Global Holdings has approved a proposal under which Mercury Global Holdings would be acquired by Merrill Lynch Global Growth Fund, Inc. If the shareholders of Mercury Global Holdings approve this reorganization, Merrill Lynch Global Growth Fund will acquire the assets and assume the liabilities of Mercury Global Holdings. This simply means that your account will become invested in shares of Merrill Lynch Global Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Global Growth Fund having the same aggregate net asset value as the shares you hold in Mercury Global Holdings.

Why is the reorganization being proposed?

The Board of Mercury Global Holdings has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Mercury Global Holdings shareholders will be invested in a substantially larger diversified open-end fund, providing a lower operating expense ratio due to expected economies of scale. The projected annualized operating expense ratio of the combined fund, assuming the reorganization had taken place on January 31, 2003, is estimated to be 0.21% lower than the annual operating expense ratio of Mercury Global Holdings.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Mercury Global Holdings will receive shares of Merrill Lynch Global Growth Fund that will be of the equivalent class and the same distribution fees and account maintenance fees will apply to the shares of Merrill Lynch Global Growth Fund received in the reorganization as applied to the shares of Mercury Global Holdings held immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Global Growth Fund to be issued to the shareholders of Mercury Global Holdings will equal the net asset value of the outstanding shares of Mercury Global Holdings immediately prior to the reorganization.

Why is your vote important?

     Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the May 16th shareholder meeting!


How do you vote?

There are several options available to vote your shares:

o By Phone: Call toll free at 1-800-454-8683. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003. Have your proxy card available.

o By Internet: Access the website at www.proxyvote.com and enter the 12-digit control number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003.

o By Mail: Return your executed proxy in the enclosed postage paid envelope.

What will happen if I fail to vote?

Under your plan, you have the obligation to vote proxies on shares held in your account. Under the Trust Agreement, in the event you do not communicate any decision to the Plan Trustee by the time prescribed for that purpose, the Plan Trustee is required to take directions from the Plan's investment committee. If no instruction is received from the Plan's investment committee, the Plan Trustee has the authority to appoint an independent fiduciary to determine how to vote the shares. The Plan Trustee has decided to appoint U.S. Trust Company, N.A., to determine how to vote any non-voted shares and to instruct the Plan Trustee accordingly. Thus, you should recognize that to the extent you choose not to vote, that action will not be deemed a "NO" vote, as might otherwise be the case, but will, in fact, be a direction to have the plan's investment committee or, if no direction is received from the plan's investment committee, the independent fiduciary, U.S. Trust Company, N.A., determine how to vote your shares.

For more information please call 1-800-483-7283 (1-800-483-SAVE) or contact your Financial Advisor.


DCX

                         Mercury Global Holdings, Inc.
                            800 Scudders Mill Road
                             Plainsboro, NJ 08536

April 4, 2003


Re:  Mercury Global Holdings, Inc.

Dear Benefit Plan Participant:

As a benefit plan participant with shares of Mercury Global Holdings held in your employee benefit plan account, you are being asked to vote on the proposed reorganization of the fund. Because your vote is very important, we would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Directors of Mercury Global Holdings has approved a proposal under which Mercury Global Holdings would be acquired by Merrill Lynch Global Growth Fund, Inc. If the shareholders of Mercury Global Holdings approve this reorganization, Merrill Lynch Global Growth Fund will acquire the assets and assume the liabilities of Mercury Global Holdings. This simply means that your account will become invested in shares of Merrill Lynch Global Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Global Growth Fund having the same aggregate net asset value as the shares you hold in Mercury Global Holdings.

Why is the reorganization being proposed?

The Board of Mercury Global Holdings has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Mercury Global Holdings shareholders will be invested in a substantially larger diversified open-end fund, providing a lower operating expense ratio due to expected economies of scale. The projected annualized operating expense ratio of the combined fund, assuming the reorganization had taken place on January 31, 2003, is estimated to be 0.21% lower than the annual operating expense ratio of Mercury Global Holdings.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Mercury Global Holdings will receive shares of Merrill Lynch Global Growth Fund that will be of the equivalent class and the same distribution fees and account maintenance fees will apply to the shares of Merrill Lynch Global Growth Fund received in the reorganization as applied to the shares of Mercury Global Holdings held immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Global Growth Fund to be issued to the shareholders of Mercury Global Holdings will equal the net asset value of the outstanding shares of Mercury Global Holdings immediately prior to the reorganization.

Why is your vote important?

         Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the May 16th shareholder meeting!


How do you vote?

There are several options available to vote your shares:

o By Phone: Call toll free at 1-800-454-8683. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003. Have your proxy card available.

o By Internet: Access the website at www.proxyvote.com and enter the 12-digit control number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003.

o By Mail: Return your executed proxy in the enclosed postage paid envelope.


For more information please call 1-877-337-5267 (1-877-DD PLANS) or contact your Financial Advisor.


DD

                         Mercury Global Holdings, Inc.
                            800 Scudders Mill Road
                             Plainsboro, NJ 08536


April 4, 2003


Re:  Mercury Global Holdings, Inc.


Dear Benefit Plan Participant:

As a benefit plan participant with shares of Mercury Global Holdings held in your employee benefit plan account, you are being asked to vote on the proposed reorganization of the fund. Because your vote is very important, we would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Directors of Mercury Global Holdings has approved a proposal under which Mercury Global Holdings would be acquired by Merrill Lynch Global Growth Fund, Inc. If the shareholders of Mercury Global Holdings approve this reorganization, Merrill Lynch Global Growth Fund will acquire the assets and assume the liabilities of Mercury Global Holdings. This simply means that your account will become invested in shares of Merrill Lynch Global Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Global Growth Fund having the same aggregate net asset value as the shares you hold in Mercury Global Holdings.

Why is the reorganization being proposed?

The Board of Mercury Global Holdings has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Mercury Global Holdings shareholders will be invested in a substantially larger diversified open-end fund, providing a lower operating expense ratio due to expected economies of scale. The projected annualized operating expense ratio of the combined fund, assuming the reorganization had taken place on January 31, 2003, is estimated to be 0.21% lower than the annual operating expense ratio of Mercury Global Holdings.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Mercury Global Holdings will receive shares of Merrill Lynch Global Growth Fund that will be of the equivalent class and the same distribution fees and account maintenance fees will apply to the shares of Merrill Lynch Global Growth Fund received in the reorganization as applied to the shares of Mercury Global Holdings held immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Global Growth Fund to be issued to the shareholders of Mercury Global Holdings will equal the net asset value of the outstanding shares of Mercury Global Holdings immediately prior to the reorganization.

Why is your vote important?

     Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the May 16th shareholder meeting!


How do you vote?

There are several options available to vote your shares:

o By Phone: Call toll free at 1-800-454-8683. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003. Have your proxy card available.

o By Internet: Access the website at www.proxyvote.com and enter the 12-digit control number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on May 15, 2003.

o By Mail: Return your executed proxy in the enclosed postage paid envelope.

What happens if I fail to vote?

Please note that if you do not vote, the shares in your 401(k) account will be voted in proportion to the instructions received from other participants.

For more information please call 1-800-637-4015 (1-800-MER-401K) or contact your Financial Advisor.


MER